Exhibit 99.1
MGM GROWTH PROPERTIES LLC REPORTS FOURTH QUARTER AND FULL YEAR FINANCIAL RESULTS
Las Vegas, Nevada, February 16, 2017 – MGM Growth Properties LLC (“MGP” or the “Company”) (NYSE: MGP) today reported financial results for the quarter and year ended December 31, 2016. Net income attributable to MGP Class A shareholders for the quarter was $12.4 million, or $0.21 per dilutive share.
Financial highlights for the fourth quarter of 2016:

•	Rental revenue was $163.2 million;

•	Net income was $51.0 million;

•	Funds From Operations(1) (“FFO”) was $114.8 million, or $0.47 per diluted Operating Partnership unit;

•	Adjusted Funds From Operations(2) (“AFFO”) was $118.7 million, or $0.49 per diluted Operating Partnership unit;

•	Adjusted EBITDA(3) was $159.0 million; and

•	General and administrative expenses were $3.4 million.

“2016 was an extraordinary debut year for MGM Growth Properties and our shareholders. The Company’s $1.2 billion initial public offering was one of the largest of the year and was named International Financing Review magazine's 2016 U.S. IPO of the year. We acquired the real property of the Borgata, increased our dividend 8 percent, strengthened our balance sheet, and were added to the MSCI U.S. REIT Index,” said James Stewart, CEO of MGM Growth Properties. “Looking ahead into 2017, we remain focused on further driving shareholder value and strategically growing our premier asset portfolio.”
On December 15, 2016, the Company’s Board of Directors declared a quarterly dividend of $0.3875 per Class A share (based on a $1.55 dividend on an annualized basis), which was paid on January 16, 2017 to holders of record on December 30, 2016.
In January 2017, the Company announced that Robert "Bob" W. Smith was elected to serve as the third independent director to the Company's Board of Directors. Mr. Smith has nearly thirty years of investment experience, serving in various roles at T. Rowe Price, including as Vice President of T. Rowe Price Group, Inc., Vice President and Portfolio Manager at T. Rowe Price Associates, Inc. and as a Lead Portfolio Manager at T. Rowe Price International, Inc. In addition, Mr. Smith served as a Vice President at T. Rowe Price Trust Company. Prior to joining T. Rowe Price, he was as an Investment Analyst at MFS Investment Management.

The following table provides a reconciliation of MGP's net income to FFO, AFFO and Adjusted EBITDA for the three months ended December 31, 2016 (in thousands, except unit and per unit amounts):

Three Months Ended December 31, 2016
Reconciliation of Non-GAAP Financial Measures
Net income (loss)	$50,999
Depreciation	61,808
Property transactions, net	2,033
Funds From Operations	114,840
Amortization of financing costs	2,803
Non-cash compensation expense	184
Net effect of straight-line rent and amortization of deferred revenue	(757)
Acquisition-related expenses	79
Amortization of above market lease, net	172
Provision for income taxes	1,349
Adjusted Funds From Operations	118,670
Interest income	(774)
Interest expense	43,898
Amortization of financing costs	(2,803)
Adjusted EBITDA	$158,991
Weighted average Operating Partnership units outstanding
Basic	242,866,137
Diluted	243,122,801
FFO per Operating Partnership unit
Diluted	$0.47
AFFO per Operating Partnership unit
Diluted	$0.49
Full Year 2016 Results
The Company's combined results of operations for the year ended 2016 includes results for the period prior to the initial public offering (the “IPO”) on April 25, 2016 and the period after the IPO beginning on April 25, 2016 through December 31, 2016.
Financial highlights for the year ended December 31, 2016:

•	Rental revenue was $419.2 million;

•	Net income was $35.3 million for the year 2016 and $119.7 million for the period from the IPO through December 31, 2016;

•	FFO was $260.7 million for the year 2016 and $280.5 million, or $1.21 per diluted Operating Partnership unit for the period from the IPO through December 31, 2016;

•	AFFO was $279.3 million for the year 2016 and $299.1 million, or $1.29 per diluted Operating Partnership unit for the period from the IPO through December 31, 2016;

•	Adjusted EBITDA was $387.6 million for the year 2016 and $407.4 million for the period from the IPO through December 31, 2016;

•	General and administrative expenses were $9.9 million; and

•	Acquisition-related costs of $10.2 million related to the acquisition of the real estate assets of Borgata, primarily related to real estate transfer tax and title fees.
Financial Position
The Company had $360.5 million of cash and cash equivalents as of December 31, 2016. Cash received from rent payments under the master lease for the three-month period ending December 31, 2016 was $162.5 million.
On October 14, 2016, MGM Growth Properties Operating Partnership LP (the “Operating Partnership”) made a cash distribution of $94.1 million relating to the third quarter dividend declared with respect to the Operating Partnership units, $71.8 million of which was paid to subsidiaries of MGM Resorts International and $22.3 million was paid to MGP. Simultaneously, MGP paid a cash dividend of $0.3875 per Class A share.
On December 6, 2016, with respect to debt outstanding under term loan B facility, the Operating Partnership entered into interest rate swap agreements that mature in November 2021 with a total $500 million notional amount. The weighted average fixed rate paid is 1.825%, and the variable rate received resets monthly to the one-month LIBOR subject to a minimum rate of 0.75%. On January 26, 2017, the Operating Partnership entered into additional interest rate swap agreements that mature in November 2021 with a total $700 million notional amount to pay a fixed rate of 1.964% and receive the 1-month LIBOR rate.
On February 2, 2017, Moody's Investor Service upgraded the corporate family rating of MGP from B1 to Ba3. As a result of this upgrade, the Operating Partnership's term loan B facility received a 25 basis point reduction in pricing from LIBOR plus 2.75% with a LIBOR floor of 0.75% to LIBOR plus 2.50%, with a LIBOR floor of 0.75%.
"We are extremely proud of the progress we've made over the course of the quarter in further positioning our balance sheet for sustained value creation," said Andy Chien, CFO of MGM Growth Properties. "The successful execution of our term loan B repricing, interest rate swaps and subsequent to the quarter, credit rating upgrade, have put us in position to continue to drive shareholder value."
The Company’s long-term debt at December 31, 2016 was as follows (in thousands):

December 31, 2016
Senior Secured Credit Facility:
Term Loan A Facility	$292,500
Term Loan B Facility	1,840,750
Revolving Credit Facility	—
5.625% Senior Notes due 2024	1,050,000
4.50% Senior Notes due 2026	500,000
Total principal amount of long-term debt	3,683,250
Less: unamortized debt issuance costs	(61,308)
Total long-term debt, net of unamortized debt issuance costs	$3,621,942
Conference Call Details
MGP will host a conference call at 12:30 p.m. Eastern Time today which will include a brief discussion of these results followed by a question and answer period. The call will be accessible via the Internet through www.mgmgrowthproperties.com under the Investors section or by calling 1-888-317-6003 for domestic callers and 1-412-317-6061 for international callers. The conference call access code is 0371280. A replay of the call will be available through Thursday, February 23, 2017. The replay may be accessed by dialing 1-877-344-7529 or 1-412-317-0088. The replay access code is 10099055. The call will be archived at www.mgmgrowthproperties.com. In addition, MGP will post supplemental slides today on its website at www.mgmgrowthproperties.com/events-and-presentations for reference during its February 16, 2017 earnings call.

1
Funds From Operations (“FFO”) is net income (computed in accordance with U.S. GAAP), excluding gains and losses from sales or disposals of property (presented as property transactions, net), plus real estate depreciation, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”).

2
Adjusted Funds From Operations (“AFFO”) is FFO as adjusted for amortization of financing costs and the net amortization of the above market lease, non-cash compensation expense, acquisition related expenses, provision for income taxes and the net effect of straight-line rents and amortization of deferred revenue.

3
Adjusted EBITDA is net income (computed in accordance with U.S. GAAP) as adjusted for gains and losses from sales or disposals of property (presented as property transactions, net), real estate depreciation, interest income, interest expense (including amortization of financing costs and the net amortization of the above market lease), non-cash compensation expense, acquisition related expenses, provision for income taxes and the net effect of straight-line rents and amortization of deferred revenue.

Management believes that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA are useful supplemental performance measures that have not been prepared in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) to investors in comparing operating and financial results between periods. Management believes that this is especially true since these measures exclude real estate depreciation and amortization expense and management believes that real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes such a presentation also provides investors with a more meaningful measure of the Company’s operating results in comparison to the operating results of other REITs. Adjusted EBITDA is useful to investors to further supplement AFFO and FFO and to provide investors a performance metric which excludes interest expense. In addition to non-cash items, beginning with the third quarter of 2016, the Company revised its calculations of AFFO and Adjusted EBITDA for acquisition-related expenses. While we do not label these expenses as non-recurring, infrequent or unusual, management believes that it is helpful to adjust for these expenses when they do occur to allow for comparability of results between periods because each acquisition is (and will be) of varying size and complexity and may involve different types of expenses depending on the type of property being acquired and from whom. This revision to such calculations had no significant impact on our AFFO and Adjusted EBITDA as reported in prior periods.
FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA do not represent cash flow from operations as defined by U.S. GAAP, should not be considered as an alternative to net income as defined by U.S. GAAP and are not indicative of cash available to fund all cash flow needs. Investors are also cautioned that FFO, FFO per unit, AFFO, AFFO per unit and Adjusted EBITDA as presented, may not be comparable to similarly titled measures reported by other REITs due to the fact that not all real estate companies use the same definitions.
Reconciliations of net income (loss) to FFO, AFFO and Adjusted EBITDA are included in this release.
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About MGM Growth Properties
MGM Growth Properties LLC (NYSE:MGP) is one of the leading publicly traded real estate investment trusts engaged in the acquisition, ownership and leasing of large-scale destination entertainment and leisure resorts, whose diverse amenities include casino gaming, hotel, convention, dining, entertainment and retail offerings. MGP currently owns a portfolio of properties acquired from MGM Resorts, consisting of ten premier destination resorts in Las Vegas and elsewhere across the United States and one dining and entertainment complex which opened in April 2016. As of December 31, 2016, these properties collectively comprise 27,233 hotel rooms, over 2.6 million convention square footage, over 100 retail outlets, over 200 food and beverage outlets and over 20 entertainment venues. As a growth-oriented public real estate entity, MGP expects its relationship with MGM Resorts and other entertainment providers to attractively position MGP for the acquisition of additional properties across the entertainment, hospitality and leisure industries that MGM Resorts or other entertainment providers may develop in the future. For more information about MGP, visit the Company’s website at http://www.mgmgrowthproperties.com.
This release includes “forward-looking” statements and “safe harbor statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and/or uncertainties, including those described in MGP’s public filings with the Securities and Exchange Commission. MGP has based forward-looking statements on management’s current expectations and assumptions and not on historical facts. Examples of these statements include, but are not limited to, MGP’s expectations regarding its ability to meet its financial and strategic goals and MGP’s ability to further grow its portfolio and drive shareholder value. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements include risks related to MGP’s ability to receive, or delays in obtaining, any regulatory approvals required to own its properties, or other delays or impediments to completing MGP’s planned acquisitions or projects, including any acquisitions of properties from MGM; the ultimate timing and outcome of any planned acquisitions or projects; MGP’s ability to maintain its status as a REIT; the availability of and the ability to identify suitable and attractive acquisition and development opportunities and the ability to acquire and lease those properties on favorable terms; MGP’s ability to access capital through debt and equity markets in amounts and at rates and costs acceptable to MGP; changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs or to the gaming or lodging industries; and other factors described in MGP’s period reports filed with the Securities and Exchange Commission. In providing forward-looking statements, MGP is not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise, except as required by law. If MGP updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those other forward-looking statements.

MGP CONTACTS:
Investment Community	News Media
ANDY CHIEN	GORDON ABSHER
Chief Financial Officer	Vice President of Corporate Communications
MGM Growth Properties LLC	MGM Resorts International
(702) 669-1470	(702) 692-6767 or media@mgpreit.com

MGM GROWTH PROPERTIES LLC
CONDENSED COMBINED AND CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenues
Rental revenue	$163,177	$—	$419,239	$—
Tenant reimbursements and other	20,969	—	48,309	—
	184,146	—	467,548	—
Expenses
Depreciation	61,808	51,011	220,667	196,816
Property transactions, net	2,033	6,665	4,684	6,665
Property taxes	20,889	10,683	65,120	48,122
Property insurance	—	2,529	2,943	10,351
Amortization of above market lease, net	172	—	286	—
Acquisition-related expenses	79	—	10,178	—
General and administrative	3,406	—	9,896	—
	88,387	70,888	313,774	261,954
Operating income (loss)	95,759	(70,888)	153,774	(261,954)
Non-operating income (expense)
Interest income	774	—	774	—
Interest expense	(43,898)	—	(116,212)	—
Other non-operating	(287)	—	(726)	—
	(43,411)		(116,164)
Income (loss) before income taxes	52,348	(70,888)	37,610	(261,954)
Provision for income taxes	(1,349)	—	(2,264)	—
Net income (loss)	50,999	(70,888)	35,346	(261,954)
Less: Net (income) loss attributable to noncontrolling interest	(38,605)	70,888	(5,408)	261,954
Net income attributable to Class A shareholders	$12,394	$—	$29,938	$—

Weighted average Class A shares outstanding:
Basic	57,504,001	N/A	57,502,158	N/A
Diluted	57,760,665	N/A	57,751,489	N/A

Net income per share attributable to Class A shareholders:
Basic	$0.22	N/A	$0.52	N/A
Diluted	$0.21	N/A	$0.52	N/A

MGM GROWTH PROPERTIES LLC
CONDENSED COMBINED AND CONSOLIDATED BALANCE SHEETS
(In thousands, except share amounts)
(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
Real estate investments, net	$9,079,678	$7,793,639
Cash and cash equivalents	360,492	—
Tenant and other receivables, net	9,503	—
Prepaid expenses and other assets	10,906	—
Above market lease, asset	46,161	—
Total assets	$9,506,740	$7,793,639
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Debt, net	$3,621,942	$—
Due to MGM Resorts International and affiliates	166	—
Accounts payable, accrued expenses and other liabilities	10,478	—
Above market lease, liability	47,957	—
Accrued interest	26,137	—
Dividend payable	94,109	—
Deferred revenue	72,322	—
Deferred income taxes, net	25,368	1,734,680
Total liabilities	3,898,479	1,734,680
Commitments and contingencies
Shareholders’ equity
Class A shares: no par value, 1,000,000,000 shares authorized, 57,500,000 and 100 shares issued and outstanding as of December 31, 2016 and December 31, 2015, respectively	—	—
Additional paid-in capital	1,363,130	—
Accumulated deficit	(29,758)	—
Accumulated other comprehensive income	445	—
Predecessor net Parent investment	—	6,058,959
Total Class A shareholders' equity	1,333,817	6,058,959
Noncontrolling interest	4,274,444	—
Total shareholders' equity	5,608,261	6,058,959
Total liabilities and shareholders' equity	$9,506,740	$7,793,639

The following table summarizes the combined and consolidated results of operations of MGP for the year ended December 31, 2016:

	Twelve Months Ended December 31, 2016	Less: Activity prior to April 25, 2016 (the "IPO Date")	IPO Date to December 31, 2016
	(In thousands, except unit and per unit amounts)
Revenues
Rental revenue	$419,239	$—	$419,239
Tenant reimbursements and other	48,309	—	48,309
	467,548	—	467,548
Expenses
Depreciation	220,667	63,675	156,992
Property transactions, net	4,684	874	3,810
Property taxes	65,120	16,891	48,229
Property insurance	2,943	2,943	—
Amortization of above market lease, net	286	—	286
Acquisition-related expenses	10,178	—	10,178
General and administrative	9,896	—	9,896
	313,774	84,383	229,391
Operating income (loss)	153,774	(84,383)	238,157
Non-operating income (expense)
Interest income	774	—	774
Interest expense	(116,212)	—	(116,212)
Other non-operating	(726)	—	(726)
	(116,164)	—	(116,164)
Income (loss) before income taxes	37,610	(84,383)	121,993
Provision for income taxes	(2,264)	—	(2,264)
Net income (loss)	35,346	(84,383)	119,729
Less: Net (income) loss attributable to noncontrolling interest	(5,408)	84,383	(89,791)
Net income attributable to Class A shareholders	$29,938	$—	$29,938

Reconciliation of Non-GAAP Financial Measures
Net income (loss)	$35,346	$(84,383)	$119,729
Depreciation	220,667	63,675	156,992
Property transactions, net	4,684	874	3,810
Funds From Operations	260,697	(19,834)	280,531
Amortization of financing costs	7,195	—	7,195
Non-cash compensation expense	510	—	510
Net effect of straight-line rent and amortization of deferred revenue	(1,819)	—	(1,819)
Acquisition-related expenses	10,178	—	10,178
Amortization of above market lease, net	286	—	286
Provision for income taxes	2,264	—	2,264
Adjusted Funds From Operations	279,311	(19,834)	299,145
Interest income	(774)	—	(774)
Interest expense	116,212	—	116,212
Amortization of financing costs	(7,195)	—	(7,195)
Adjusted EBITDA	$387,554	$(19,834)	$407,388
Weighted average Operating Partnership units outstanding
Basic			232,181,070
Diluted			232,430,401
FFO per Operating Partnership unit
Diluted			$1.21
AFFO per Operating Partnership unit
Diluted			$1.29